SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 28, 2001

F5 NETWORKS, INC.

(Exact name of registrant as specified in its charter)

WASHINGTON
(State or other jurisdiction of incorporation)

000-26041 (Commission File Number)	91-1714307 IRS Employer Identification No.

401 ELLIOT AVENUE WEST
SEATTLE, WASHINGTON 98119
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: 206-272-5555

Item 5 — Other Events

      On June 28, 2001, F5 NETWORKS, INC. (the “Company”) issued a press release announcing an agreement with Nokia (NYSE:NOK) (“Nokia”) regarding the strategic alignment of the Company’s and Nokia’s products, channels technology offerings and development activities.

Item 7 — Financial Statements and Exhibits

      (a)    Financial statements — not applicable.

      (b)    Pro forma financial information — not applicable.

      (c)    Exhibits:

(99) Press Release issued by the Company and Nokia, dated June 28, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: June 29, 2001

F5 NETWORKS, INC.

By:	/s/ John McAdam

John McAdam
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit
Number	Description

(99)	Press Release issued by the Company and Nokia, dated June 28, 2001